UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2007

O2DIESEL CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number: 001-32228

Delaware (State of incorporation)	91-2023525 (I.R.S. Employer Identification No.)

100 Commerce Drive, Suite 301 Newark, DE (Address of principal executive offices)	19713 (Zip Code)

(302) 266-6000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

SECTION 8 -	OTHER EVENTS

Item 8.01. Other Events.

On June 18, 2007, O2Diesel Corporation announced the timeframe for submitting shareholder proposals for its annual stockholders’ meeting. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

SECTION 9 -	FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Text of Press Release, issued by O2Diesel Corporation on June 18, 2007.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O2DIESEL CORPORATION

Date: June 18, 2007	By:	/s/ Alan R. Rae

Alan R. Rae Chief Executive Officer